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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934


Date of the Report: February 28, 1998                 Commission File No. 019020


                          OPTIMA PETROLEUM CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

        CANADA                                           98-0115468
(State of Incorporation)                    (I.R.S. Employee Identification No.)

#600, 595 HOWE STREET, VANCOUVER,
BRITISH COLUMBIA, CANADA                                   V6C 2T5
(Address of Principal Executive Offices)                  (Zip Code)


                                 (604) 684-6886
                Registrant's Telephone Number Including Area Code
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ITEM 2 - DISPOSITION OF ASSETS

The Company has entered into a definitive agreement with American Explorer, L.L.C., a privately owned independent oil and gas company based in Lafayette, Louisiana calling for the merger of these two companies. The merger is subject to approval by Optima shareholders, U.S. and Canadian regulatory authorities, an independent fairness opinion and customary conditions to closing.

Attached is a news release which was delivered to the Toronto Stock Exchange and NASDAQ Stock Market on February 12, 1998, prior to the opening for stock trading.

ITEM 7 - EXHIBITS

     No.                 Description

    7.1                  Press Release dated February 12, 1998

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

March 5, 1998                          OPTIMA PETROLEUM CORPORATION


                                       /s/ RONALD P. BOURGEOIS
                                       ----------------------------------------
                                       RONALD P. BOURGEOIS
                                       CHIEF FINANCIAL OFFICER